SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement         [   ]  Confidential.  For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[  ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Sussex Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


[  ]     Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously paid:


         (2)      Form, Schedule or Registration Statement no.:


         (3)      Filing Party:


         (4)      Date Filed:

SUSSEX BANCORP
399 State Highway 23
P.O. Box 353
Franklin, NJ 07416

                                                                 April ___, 1997


To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company"), the holding company for The Sussex County State Bank (the "Bank"), to be held on Wednesday, April 23, 1997 at 3:30 p.m. at the Bank's Newton branch, 15 Trinity Street, Newton, New Jersey.

         At the Annual Meeting stockholders will be asked to consider and vote upon (1) the election of six directors; and (2) an amendment to the Company's Certificate of Incorporation to classify the Board of Directors into three classes.

         The Board of Directors of the Company believes that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         Your cooperation is appreciated since a majority of the Common Stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                                              Very truly yours,



                                                              William E. Kulsar
                                                              Secretary

                                 SUSSEX BANCORP
                              399 State Highway 23
                                  P.O. Box 353
                               Franklin, NJ 07416


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 1997


         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company") will be held at the Bank's Newton branch, 15 Trinity Street, Newton, New Jersey, on April 23, 1997, at 3:30 p.m. for the purpose of considering and voting upon the following matters:

         1. The election of six (6) persons named in the accompanying Proxy Statement to serve as directors of the Company;

         2. An Amendment to the Company's Certificate of Incorporation to classify the Board of Directors into three classes; and

         3.       Such other  business as shall  properly come before the Annual
                  Meeting.

         Stockholders of record at the close of business on February 28, 1997 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                              By Order of the Board of Directors


                                              William E. Kulsar
                                              Secretary

Franklin, New Jersey
April __, 1997


                   IMPORTANT---PLEASE MAIL YOUR PROXY PROMPTLY

                                 SUSSEX BANCORP
                              399 State Highway 23
                                  P.O. Box 353
                               Franklin, NJ 07416

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1997

                       -----------------------------------

Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of Sussex Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on April 23, 1997, at 3:30 p.m., at the Bank's Newton branch, 15 Trinity Street, Newton, New Jersey and at any adjournments thereof. The 1996 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1996, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about April ___, 1997.

         Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement and "FOR" the ratification of each of the other specific proposals presented in this Proxy Statement.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 399 State Highway 23, P.O. Box 353, Franklin, NJ 07416, Attn: Candace A. Leatham. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and The Sussex County State Bank (the "Bank"), its wholly-owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on February 28, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 675,797 shares.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the matters being proposed for stockholder action set forth in Proposal 2, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under New Jersey law, the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to approve Proposal 2. Abstentions and broker non-votes do not count as votes cast under New Jersey law, and so will have no effect.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and its Bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at six (6).

         Directors will be elected to serve for a term of one year and until their successors are duly elected and qualified; provided, however, that in the event Proposal 2 is approved by the stockholders of the Company, the term for each director shall become the term set forth under Proposal 2 and until their successors are then duly elected and qualified.

         If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


Information with respect to the Nominees

         The following table sets forth the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to
Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Name, Age and Position with                     Principal Occupations During                                       Director
the Company                                     Past Five Years                                                     Since (1)
-----------                                     ---------------                                                    ---------
Irvin Ackerson, 74, Director                    Excavating Contractor Ackerson Contracting Co.,                       1976
                                                Oak Ridge, New Jersey

Donald L. Kovach, 61, Chairman                  Donald L. Kovach, Attorney at Law Franklin, New                       1976
of the Board, CEO                               Jersey

William E. Kulsar, 59, Secretary                Certified Public Accountant, Caristia, Kulsar &                       1976
and Director                                    Wade, P.A., Sparta, New Jersey

Joel D. Marvil, 62, Director                    President/CEO of Manufacturing Co. Ames Rubber                        1989
                                                Corporation Hamburg, New Jersey

Richard Scott, 60, Director                     Dentist, Richard Scott, DDS, Franklin, New Jersey                     1976

Joseph Zitone, 65, Director                     General Contractor Zitone Construction Montague,                      1984
                                                New Jersey

-----------------------------------------
(1)      Includes prior service on Board of Directors of the Bank.

Board of Directors' Meetings; Committees of the Board

         The Board of Directors of the Company held twelve meetings during 1996. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 1996.

         Audit  Committee.  The  Company  and the  Bank  have a  standing  Audit
Committee of the Board of Directors. This committee arranges for the Bank's directors' examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors' examinations, receives all reports of examination of the Company and the Bank by appropriate regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. This committee also receives reports directly from the Company's internal auditing department and recommends any action to be taken in connection therewith. The Audit Committee met four times during 1996. The Audit Committee consisted during 1996 of Directors Kulsar (Chairman), Scott and Marvil.

         Compensation Committee. The Company maintains a Compensation Committee which sets the compensation for the executive officers of the Company. In 1996, the Compensation Committee consisted of Directors Marvil (Chairman), Ackerson and Kulsar and met twice.

         The Company does not maintain a separate Nominating Committee. The full Board acts as a Nominating Committee.

Compensation of Directors

         Directors of the Company are not compensated for their service of the Company's Board of Directors. Directors of the Bank, other than full-time employees of the Bank, receive an annual retainer of $1,000. In addition, directors who are not full-time employees of the Bank receive a fee of $500 for each regular monthly Board meeting or special Board meeting attended and $100 for each committee meeting attended. In addition, each director who undertakes a special project at the request of management of the Bank and with Board of Director approval is paid at an hourly rate of $100 per hour for their time spent on the project.

         The Company maintains the 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan), the purpose of which is to assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors. Under the Non-Employee Plan, options to purchase up to a total of 32,000 shares of Common Stock may be granted at exercise prices which may not be less than the fair market value of the Common Stock on the date of grant. Under the Non-Employee Plan, each non-employee director elected at the 1995 Annual Meeting was granted an option to purchase 3,000 shares at $11.25 per share. In addition, each non-employee director who is elected or re-elected to serve on the Board of Directors at succeeding annual meetings will be granted an option to purchase 500 shares of Common Stock at the time of such re-election. The exercise price for options granted in connection with the 1996 annual meeting was $17.75.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of March 6, 1997, by (i) each person who is know by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company for described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

                                                                 Number of Shares                  Percent
  Name of Beneficial Owner                                    Beneficially Owned (1)               of Class
  ------------------------                                    ----------------------               --------
Irvin Ackerson                                                      10,309 (2)                       1.53%

Donald L. Kovach                                                 64,679 (3)(4)                        9.57

William E. Kulsar                                                47,836 (4)(5)                        7.07

Joel D. Marvil                                                          15,710                        2.32

Richard Scott                                                           20,120                        2.98

Joseph Zitone                                                       33,714 (6)                        5.00

Directors & Principal Officers as
a Group
(6 persons)                                                            162,507                       24.04

Beneficial Owners of more than 5% of Common Stock:

Ambrose Hamm
P.O. Box E
Branchville, NJ 07826                                                   66,611                        9.86
---------------------

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(2)  Includes 5,078 shares owned by Mr. Ackerson's wife.

(3) Includes 7,978 shares owned by Mr. Kovach's wife, 3,708 shares owned by the Kovach, Fitzgibbons and Goovaerts Employee Profit Sharing Trust, and 309 shares registered in the name of Kovach, Fitzgibbons & Goovaerts Trust, FBO Donald L. Kovach.

(4) Includes 29,861 shares over which Messrs. Kovach and Kulsar have shared voting authority as administrators for The Sussex County State Bank Employee Stock Ownership Plan.

(5) Includes 11,464 shares registered in the name of the Caristia, Kulsar & Wade, P.A. Profit Sharing Plan and 6,574 shares registered in the name of William E. Kulsar IRA, Newton Trust Company custodian.

(6) Includes 4,751 shares owned by the Zitone Construction & Supply Co., Inc. Profit Sharing Plan Trust.

Annual Executive Compensation and All Other Compensation

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four (4) most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.

                                                     SUMMARY COMPENSATION TABLE

                                                   Cash and Cash Equivalent Forms
                                                           of Remuneration

                                                 Annual Compensation
                                             -----------------------------------
                                                                                      Award                Payouts
                                                                                -------------------------------------------
                                                                                    Securities
                                                                        Other       Underlying                    All Other
                                                                       Annual        Options/       LTIP           Compen-
                                               Salary     Bonus     Compensation      SARs         Payouts         sation
Name and Principal Position          Year        ($)       ($)          ($)           (#)            ($)           ($)(4)
---------------------------          ----        ---       ---          ---           ---            ---           ------
Donald L. Kovach, Chairman of        1996     $ 85,700      0           (3)            0             None              0
the Board and CEO (1)

Larry C. Farmer, President/CEO(2)    1996        6,993      0            0             0             None        133,007(5)
                                     1995      106,945      0           (3)            0             None            877
                                     1994      105,567      0           (3)            0             None          1,217
------------------------------
(1)  Mr.  Kovach  became Chief  Executive  Officer of the Company on January 17,
     1996. His 1997 annual salary is $140,000.
(2)  Mr. Farmer resigned as President and Chief Executive Officer of the Bank on
     January 17, 1996.
(3)  During the fiscal years  presented,  the Company  provided  additional life insurance,  automobile and private golf club membership for Messrs.  Kovach and Farmer.  The use made thereof for personal  purposes did not exceed 10%
     of the total cash  compensation  to such  persons  which is the sum of base salary and bonus and therefore is not included in the above table.
(4)  The Bank  maintains a trusteed  non-contributory  qualified  employee stock ownership  plan (the "ESOP Plan")  covering all officers and  employees who have been in the Bank's  employ  six  months or more.  The cost of the ESOP
     Plan is charged to  operations  as incurred.  The ESOP Plan provides that a contribution  not to exceed that  allowed by the Internal  Revenue  Service
     ("IRS") may be made at the discretion of the Board of Directors. The monies contributed  to the ESOP Plan are used to purchase  stock of the Bank which is then allocated to eligible employees,  each receiving a percentage equal to the percent their salary bears to the total salary figure for the entire group.  The  employees  become  vested in the shares  allocated  to them in accordance  with a schedule  established in the ESOP Plan.  Full vesting is achieved after six or more full years of service with the Bank.
(5)  In connection with Mr. Farmer's resignation, the Company agreed to continue his salary for the remainder of 1997.

         The Company and the Bank have entered into an Employment Agreement with Mr. Donald L. Kovach pursuant to which he will serve as President and Chief Executive Officer of the Company and the Bank. The Employment Agreement provides for a two year term, commencing January 1, 1997 and terminating on December 31, 1999. The Employment Agreement provides that Mr. Kovach will receive a base salary of $140,000 and may be granted a discretionary bonus as determined by the Board of Directors. The Employment Agreement permits the Company to terminate Mr. Kovach's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, rule or regulation, other than traffic violations or similar offenses, or violation of a final cease and desist order, or a material breach of any provision of the Agreement. In the event Mr. Kovach is terminated for any reason other than cause, or in the event Mr. Kovach resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 30 miles from its location on the date of the Agreement, or his compensation or other benefits are reduced, Mr. Kovach, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the Agreement. In addition, the Company will continue to provide Mr. Kovach with certain insurance and other benefits through the end of the term of the Agreement. Mr. Kovach's Employment Agreement further provides that upon the occurrence of a change in control of the Company, as defined in the Employment Agreement, and in the event Mr. Kovach is terminated for reasons other than cause or in the event Mr. Kovach, within 18 months of the change in control, resigns his employment for the reasons discussed above, he shall be entitled to receive a severance payment based upon his then current base salary. Under the Agreement, in the event the change in control occurs during the first year of the Agreement, the severance payment would equal Mr. Kovach's then current base salary, if a change in control occurs during the second year of the Agreement, the severance payment would equal twice Mr. Kovach's then current base salary, and if a change in control occurs during the third year of the Agreement, the severance payment would equal 2.99 times Mr. Kovach's then current base salary. The Employment Agreement also prohibits Mr. Kovach from competing with the Bank and the Company for a period of one year following termination of his employment.

Non-Qualified Bank Stock Option Plan

         The Company maintains the 1988 Non-Qualified Stock Option Plan. As of December 31, 1996, options to purchase [31,857] authorized shares of Common Stock may be granted under the 1988 Non-Qualified Stock Option Plan. Options may be granted to any officer of the Company, at a grant price not to be less than 85% of its fair market value at the grant date. Options are exercisable when granted, with the term of the option determined by the Bank's Board of Director's but not to exceed five years. As of December 31, 1996, no options have been granted.

Incentive Stock Option Plan

         The Company maintains the 1995 Incentive Stock Option Plan which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual employees to whom options will be granted under the Plan are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options granted under the Plan and the exercise price therefor, which may be no less than the fair market value of the Common Stock. No options were granted under this Plan in 1996.

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 1996 [confirm]:

                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                                         YEAR AND FY-END OPTION/SAR VALUES


                                                                                                  Value of Unexercised In-
                                                                 Number of Securities             the-Money Options/SARs
                                                                 Underlying Unexercised           at FY-End ($) (based on
                                                    Value        Options/SARs at FY-End              $18.00 per share)
                            Shares Acquired        Realized        (#) Exercisable/                   Exercisable/
       Name                 on Exercise (#)           $             Unexercisable                     Unexercisable
       ----                 ---------------           -             -------------                     -------------
Donald L. Kovach                  0                   0                3,000 (E)                        $20,250 (E)


Interest of Management and Others in Certain Transactions

         The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank paid $8,280 to Donald L. Kovach, Esq., Attorney at Law at which Donald L. Kovach, Chairman of the Board and Chief Executive Officer, is a member, for legal services rendered to the Bank during fiscal 1996. Said firm renders legal services to the Bank on a continuing basis.

         The Bank paid $12,866 during fiscal 1996 to Caristia, Kulsar & Wade, P.A., Certified Public Accountants, at which William E. Kulsar, Secretary and a Director of the Company and the Bank is a member, for accounting services rendered to the Bank for IRS filing purposes and other accounting services beyond those provided by the annually retained independent public accountants. Caristia, Kulsar, & Wade, P.A. continues to render accounting services to the Bank.

         The Bank paid $18,325 to Irvin Ackerson for appraisal services rendered to the Bank during fiscal 1996. Irvin Ackerson continues to render appraisal services to the Bank.

         The Bank leases its Montague branch office from Montague Mini Mall, Inc., for an aggregate annual rental of $18,000 for 1,200 square feet. Said lease was initially entered into on April 1, 1982 and covered 500 square feet. An additional 700 square feet was obtained via a modification of the lease agreement dated April 1, 1987. The lease agreement expires March 31, 1997, but is being renewed as of April 1, 1997. As renewed, the lease will terminate on March 31, 2002, and provides for a monthly rent of $1,650. Mr. Joseph Zitone, a Director of the Company, is a majority stockholder of Montague Mini Mall, Inc. Mr. Zitone was not a Director of the Bank or the Company at the time of the initial lease agreement but was a Director at the time lease was modified and the additional square footage obtained. The Company considers the lease terms to be comparable to those which exist with unaffiliated third parties.


Recommendation and Vote Required

         Nominees will be elected by a plurality of the shares voting at the Annual Meeting. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS NOMINEES "FOR" THE BOARD OF DIRECTORS.

         PROPOSAL 2.  APPROVAL OF AMENDMENT TO CERTIFICATE OF
         INCORPORATION ADOPTING A CLASSIFIED BOARD OF DIRECTORS

Overview of the Amendment

         The Board of Directors has unanimously approved and recommended that the stockholders of the Company approve a proposed amendment to the Company's Certificate of Incorporation (the "Amendment"). The Amendment is discussed in detail below. In general, the Amendment provides for a classified board of directors which is intended to serve as an anti-takeover provision as discussed more fully below.

         In forming the Bank, the members of the Board of Directors envisioned a community-based institution which would serve the local communities surrounding its branches, while also providing a return to its stockholders. The Board of Directors has viewed with increasing concern the accelerating pace of consolidation in the banking industry, especially within New Jersey, as local, community-based institutions are purchased by multi-state bank holding companies, frequently headquartered outside of New Jersey. The Board believes that this consolidation and geographic dislocation have caused a reduction in the commitment of these institutions to their local community. The Board has also noted certain tactics employed by certain investors, including the accumulation of substantial holdings of common stock and proxy fights designed to force the Board of Directors to sell an institution, regardless of its long term business plan and prospects or service to its communities. The Board considers these tactics to be highly disruptive to a company, and considers the aim of these tactics to require a Board of Directors to satisfy short term investment objectives of certain investors while ignoring the long term prospects of the institution and the communities served by the institution. The Amendment is being submitted for stockholder approval in response to these activities.

         A classified Board of Directors will, by making it more time-consuming for a substantial stockholder or stockholders to gain control of the Board or the Company without consent of the incumbent Board, ensure some continuity of management of the business and affairs of the Company and provide the Board with sufficient time to review any proposal regarding a potential transaction to ensure that it best serves all of the Company's shareholders, not just those seeking a short term return.

         The Amendment is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company or require the Company to undertake a particular transaction but rather is being recommended to assure fair treatment of the Company's stockholders. The Board has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of the Company.

         The Amendment is being presented to stockholders of the Company for their approval. As more fully described below, the Board of Directors believes that the Amendment will effectively reduce the possibility that a third party could effect a sudden change in the majority control of the Board of Directors without the support of the incumbent directors. However, the Amendment may have significant effects on the ability of stockholders of the Company to effect immediate changes in the composition of the Board of Directors and otherwise to exercise their voting power to affect the composition of the Board. Accordingly, stockholders are urged to read carefully the following portions of this section of the Proxy Statement and Exhibit A hereto, which sets forth the full text of the Amendment, before voting on the Amendment.

Purpose and Effect of the Amendment

         The Amendment is designed to make it more time-consuming to change majority control of the Board without its consent, and thus to reduce the vulnerability of the Company to an unsolicited takeover proposal or to an unsolicited proposal for the restructuring or sale of all or part of the Company. The Board believes that the Amendment will serve to encourage any person intending to attempt such a takeover to negotiate with the Board, and that the Board will therefore be better able to protect the interests of the stockholders and other communities served by the Company.

         The Board believes that if a third party acquired a significant or controlling interest in the Common Stock, the purchaser's ability to remove the entire Board without its consent would severely curtail the Company's ability to negotiate effectively with such a purchaser. The threat of removal would deprive the Board of the time and information necessary to evaluate any takeover proposal, to study alterative proposals, including whether the Company should remain as an independent community orientated institution and to help ensure that the best price would be obtained in any transaction involving the Company which might ultimately be undertaken. If the real purpose of the purchases was to enable the purchaser to make or threaten a takeover bid to force the Company to repurchase the purchaser's accumulated stock interest at a premium price, the Company would face the risk that if it did not do so its business and management would be disrupted, perhaps irreparably. Conversely, such a repurchase would divert valuable corporate resources to the benefit of a single stockholder.

         Takeovers or changes in the board of directors of a company which are proposed and effected without prior consultation and negotiation with a company are not necessarily detrimental to such company and its stockholders. However, the Board feels that the benefits of seeking to protect the Company's ability to negotiate with the proponent of an unfriendly or unsolicited proposal to effect a partial takeover of, or restructure, the Company, through directors who have been previously elected by the stockholders as a whole and are familiar with the Company, outweigh the disadvantages of discouraging such proposals.

         The Amendment will make it more difficult or will discourage a proxy contest or the assumption of control by the holder of a substantial block of the Common Stock or the removal of the incumbent Board, and could thus increase the likelihood that incumbent directors will retain their positions. The classification of the Board pursuant to the Amendment will result in an increase in the number of annual meetings necessary to effect a change in a majority of the Board of Directors, whether or not a change in control of the Company has occurred.

         The Amendment could have the effect of discouraging a third party from attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. In addition, the market perception that the Company may not be a takeover candidate could affect the market price of the Common Stock. Accordingly, stockholders could be deprived of ceratin opportunities to sell their stock at a temporarily higher market price. The Amendment may also discourage or make more difficult or expensive a proxy contest or merger involving the Company or a tender offer, open market purchase program or other purchases of Common Stock which a majority of stockholders may deem to be in their best interests or which may give stockholders the opportunity to realize a premium over the prevailing market price of their Common Stock.

Summary of the Amendment

         The Company's Bylaws currently provide that directors are to be elected at each annual meeting. Neither the Company's Bylaws nor its Certificate of Incorporation specify the term of service of directors. New Jersey law provides that a corporation may provide in its certificate of incorporation for the classification of directors based upon the time for which each director shall hold office. The terms of classified directors may not be shorter than one year or longer than five years under New Jersey law.

         The proposed amendment to Article III of the Certificate of Incorporation provides that directors will be classified into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. One class of directors, consisting of Directors Ackerson and Kulsar, would hold office initially for a term expiring at the 1998 annual meeting; a second class of directors, consisting of Directors Scott and Zitone, would hold office initially for a term expiring at the 1999 annual meeting; and third class of directors, consisting of Directors Kovach and Marvil, would hold office initially for a term expiring at the 2000 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified.

         The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by stockholders holding a plurality of votes cast at a single annual meeting. If the Company implements a classified board of directors, it will take at least two annual meetings for a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

Recommendation and Vote Required

         In order for the Amendment to be approved, the affirmative vote of a majority of the shares of Common Stock entitled to be cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" approval of the Amendment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT.

                              INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1996 were Arthur Andersen LLP and the Company's Board of Directors has appointed Arthur Andersen LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1997. Arthur Andersen LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders to be included in the Company's 1998 proxy material must be received by the Secretary of the Company no later than December 31, 1997.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                    EXHIBIT A

                                  AMENDMENT TO
                          CERTIFICATE OF INCORPORATION

Article III of Sussex Bancorp's Certificate of Incorporation, as amended, will read as follows:


                                   ARTICLE III
               Initial Board of Directors and Number of Directors

         (a) The number of directors shall be governed by the Bylaws of the Corporation. The number of directors constituting the initial Board of Directors shall be six (6). The names and addresses of the initial Board of Directors are as follows:

              Name                                                Address
              ----                                                -------

         Donald L. Kovach                                     c/o Sussex Bancorp
                                                              399 Route 23
                                                              P.O. Box 353
                                                              Franklin, NJ 07416

         William E. Kulsar                                    c/o Sussex Bancorp
                                                              399 Route 23
                                                              P.O. Box 353
                                                              Franklin, NJ 07416

         Irvin Ackerson                                       c/o Sussex Bancorp
                                                              399 Route 23
                                                              P.O. Box 353
                                                              Franklin, NJ 07416

         Joel D. Marvil                                       c/o Sussex Bancorp
                                                              399 Route 23
                                                              P.O. Box 353
                                                              Franklin, NJ 07416

         Richard Scott                                        c/o Sussex Bancorp
                                                              399 Route 23
                                                              P.O. Box 353
                                                              Franklin, NJ 07416

         Joseph Zitone                                        c/o Sussex Bancorp
                                                              399 Route 23
                                                              P.O. Box 353
                                                              Franklin, NJ 07416

         (b) The Board of Directors shall be divided into three (3) classes, as nearly identical in number as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year. The term of each class of directors initially shall be the term approved for each such class by the stockholders approving this amendment to the Corporation's certificate of incorporation. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

                                 SUSSEX BANCORP
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                  Solicited on Behalf of the Board of Directors


                  The undersigned hereby appoints the Board of Directors or any survivor thereof to vote all of the shares of SUSSEX BANCORP standing in the undersigned's name at the Annual Meeting of Shareholders of Sussex, to be held at the Newton office of The Sussex County State Bank, 15 Trinity Street, Newton, New Jersey, on Wednesday, April 23, 1997, at 3:30 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

                  This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR (i) Management's Nominees to The Board of Directors and (ii) approval of the proposed amendment to Sussex Bancorp's Certificate of Incorporation.

                  The Board of Directors recommends a vote FOR approval of (i) management's nominees to the Board of Directors and (ii) proposed amendment to Sussex Bancorp's Certificate of Incorporation.

                  1. Election of the following six (6) nominees to serve as directors of Sussex Bancorp: Irvin Ackerson, Donald L. Kovach, William E. Kulsar, Joel D. Marvil, Richard Scott and Joseph Zitone.

                           [  ] FOR ALL NOMINEES


                           TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME(s) ON THE LINE
                           BELOW:

                           ______________________________________________

                           [  ] WITHHOLD AUTHORITY FOR ALL NOMINEES


                  2. Approval of Proposal 2, the proposed amendment to the Sussex Bancorp Certificate of Incorporation, as more fully described in the accompanying Proxy Statement.

                           [  ] FOR


                           [  ] AGAINST


                           [  ] ABSTAIN

                  3. In their discretion, such other business as may properly come before the meeting.


Dated: _________, 1997.                           ______________________________
                                                  Signature


                                                  ------------------------------
                                                  Signature

         (Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

                          PLEASE DATE, SIGN AND RETURN
                           THIS PROXY IN THE ENCLOSED
                                RETURN ENVELOPE.